Exhibit 99.1

Contact:    Dave Farmer

                  508-293-7206

                  Farmer_dave@emc.com

EMC REPORTS FOURTH-QUARTER AND FULL-YEAR

2008 FINANCIAL RESULTS

Highlights

•	First-ever $4 billion-plus quarter – Revenue up 8% sequentially; 5% year over year

•	Fourth-quarter operating cash flow of $1.1 billion – Up 9% year over year

•	Record full-year revenue of $14.88 billion – Up 12% year over year

•	Sixth consecutive year of double-digit annual revenue growth

HOPKINTON, Mass. – Jan. 27, 2009 – EMC Corporation (NYSE:EMC), the world leader in information infrastructure solutions, today reported fourth-quarter 2008 revenue of $4.02 billion, an increase of 8% sequentially and 5% year over year, representing an all-time EMC record for quarterly revenue.

Fourth-quarter GAAP net income was $288.0 million or $0.14 per diluted share, which includes a $0.10 restructuring charge. Fourth-quarter non-GAAP net income¹ was $646.8 million or $0.32 per diluted share, 7% higher compared with the year-ago period.

For 2008, EMC posted total consolidated revenue of a record $14.88 billion, an increase of 12% year over year and representing EMC’s sixth consecutive year of double-digit annual revenue growth. GAAP net income for 2008 was $1.35 billion or $0.64 per diluted share. Non-GAAP net income1 for the full year was $2.16 billion or $1.04 per diluted share, an increase of 14% year over year.

During the fourth quarter, EMC generated operating cash flow of $1.1 billion and free cash flow of $775 million, each increasing 9% year over year. For the year, EMC’s operating cash flow was $3.6 billion, an increase of 14% compared with 2007, and free cash flow was $2.6 billion, an increase of 17% year over year.

Joe Tucci, EMC Chairman, President and Chief Executive Officer, said, “EMC’s ability to achieve record financial results despite the macro-economy was driven by tight alignment with key customer priorities; the strongest and most integrated product, services and partner portfolio in company history; and solid execution throughout the year. We’ve entered 2009 with a robust and diversified business model, which we intend to leverage to extend our technology lead and gain market share.”

Tucci added, “EMC has a firm grasp on what’s required to thrive in tough times and emerge even stronger in the next growth cycle. We remain intensely focused on customers’ top priorities – saving money, attaining a faster ROI, reducing risk and preparing for the delivery of next-generation data centers. Finally, we remain committed to investing heavily in research and development to extend our technology lead and maintain rapid product rollout cycles.”

David Goulden, EMC Executive Vice President and Chief Financial Officer, said, “Financial strength and flexibility are high on the list of EMC’s most strategic advantages. Throughout 2008 we managed our spending carefully, while reinvesting in future growth opportunities, strengthening the competitiveness of our solutions and extending our market leadership. Through 2009 we will continue to streamline operations, reduce costs and strengthen the efficiencies of our global operations.”

EMC’s best estimate is that 2009 global IT spending will decline as a percentage in the mid to high single digits compared with 2008. The company expects the markets that it addresses will perform slightly better than the overall IT market. The company also expects that a higher than usual percentage of the full-year IT spending will take place in the second half of the year.

Fourth-Quarter Highlights

EMC’s Information Infrastructure business revenue for the fourth quarter – comprising Information Storage, RSA Security, and Content Management & Archiving – was $3.5 billion, an increase of 8% sequentially and up 2% compared with the year-ago period. This growth reflects the completeness of EMC’s broad portfolio of products and services uniquely suited to help customers address the growth and management of information and drive cost savings across their IT environments.

Fourth-quarter Information Infrastructure business highlights included strong customer demand for EMC’s:

•	Industry-leading networked storage solutions, with particularly strong revenue growth from EMC’s unified storage systems that connect to a variety of networks.

•	Broad portfolio of industry-leading backup, recovery and archive solutions that leverage data de-duplication to meet their data protection requirements, reduce cost and mitigate risk.

•	RSA security information & event management (SIEM) solutions and the RSA data loss & prevention (DLP) suite.

•	Services portfolio that spans across EMC’s Information Storage, RSA Security and Content Management & Archiving business units.

VMware (NYSE: VMW), which is majority-owned by EMC, contributed fourth-quarter revenue of $514 million.

EMC consolidated fourth-quarter revenue from the United States increased 6% compared with the same period a year ago. Fourth-quarter revenue from EMC’s operations outside of the United States grew 4% year over year and represented 46% of total fourth-quarter revenue.

2008 Highlights

Full-year 2008 consolidated revenue was $14.88 billion, 12% higher than the year-ago period. EMC’s Information Infrastructure business grew revenue 9% to $13.0 billion, driven by the introduction of new, industry-leading products, the quality and breadth of EMC’s global services portfolio, technology integrations and product enhancements from across all business units, strengthening the company’s market leadership and competitiveness.

In addition, VMware contributed revenue of $1.88 billion.

Full-year 2008 consolidated revenue from EMC’s operations outside of the United States grew 17% year over year and represented 46% of total annual revenue, with the Europe, Middle East & Africa (EMEA), Asia-Pacific & Japan (APJ) and Latin America regions posting double-digit year-over-year revenue growth. Revenue from EMC’s United States operations increased 9% compared with 2007 and represented 54% of total annual revenue.

Certain Items Impacting 2009

The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not give effect to the potential impact of mergers, acquisitions, divestitures or business combinations that may be announced or closed after the date hereof. These statements supersede all prior statements regarding 2009 financial results set forth in prior EMC news releases.

All dollar amounts and percentages set forth below should be considered to be approximations.

The following items are expected to impact EMC’s 2009 results:

•

Savings from EMC’s restructuring program are expected to reduce the company’s 2008 cost base by $350 million, with about a third benefiting cost of sales and the remaining representing lower operating expenses. The savings are expected to be weighted toward the latter half of 2009.

•	Transition costs in 2009 are expected to be $60 million, primarily impacting operating expenses.

•

The net impact of lower software capitalization and increased amortization under Statement of Financial Accounting Standard No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed,” is expected to increase total costs and expenses by $100 million in 2009.

•

The adoption of FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments that May be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) is expected to cause a non-cash increase to interest expense of $108 million in 2009.

•	Interest income in 2009 is expected to be $70 million lower than 2008 due to lower interest rates.

•

EMC expects transition costs, net impact of software capitalization and amortization, adoption of FSP No. APB 14-1 and reduced interest income to reduce both GAAP and non-GAAP diluted earnings per share by $0.12 in 2009 compared to 2008.

•	Restructuring expenses in 2009 are expected to be $75 million.

•	The GAAP tax rate is expected to be 18%. The non-GAAP tax rate excluding stock-based compensation, intangible amortization and restructuring is expected to be 21%.

Due to the current macro-economic conditions and limited visibility, EMC is not offering revenue, EPS or other financial outlook at this time.

Supporting Resources

•	EMC will host its 2008 fourth-quarter and full-year earnings conference call today at 8:30 a.m. ET, which will be available on EMC’s web site at http://www.emc.com/about/investor-relations/index.htm

•	Additional information regarding EMC’s financials, as well as a webcast of the conference call, will be available at 8:30 a.m. ET at http://www.emc.com/about/investor-relations/index.htm

•	Visit http://ir.vmware.com for more information about VMware’s fourth-quarter and full-year financial results

About EMC

EMC Corporation (NYSE: EMC) is the world’s leading developer and provider of information infrastructure technology and solutions that enable organizations of all sizes to transform the way they compete and create value from their information. Information about EMC’s products and services can be found at www.EMC.com.

# # #

1 Items excluded for the fourth quarters of 2008 and 2007 from the non-GAAP results are stock-based compensation, intangible amortization, restructuring and IPR&D charges. Items excluded for full-year 2008 and 2007 from the non-GAAP results are stock-based compensation, intangible amortization, restructuring and IPR&D charges and special income tax benefits. Additionally, net gains on investments, including the gain on the sale of VMware stock was excluded in the full-year 2007 non-GAAP results. See attached schedules for reconciliation of GAAP to non-GAAP.

EMC is a registered trademark of EMC Corporation. RSA is a registered trademark of RSA Security Inc. VMware is a registered trademark of VMware, Inc. All other trademarks used are the property of their respective owners.

Forward-Looking Statements

This release contains “forward-looking statements” as defined under the Federal Securities Laws. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) adverse changes in general economic or market conditions; (ii) delays or reductions in information technology spending; (iii) our ability to protect our proprietary technology; (iv) risks associated with managing the growth of our business, including risks associated with acquisitions and investments and the challenges and costs of integration, restructuring and achieving anticipated synergies; (v) fluctuations in VMware, Inc.’s operating results and risks associated with trading of VMware stock; (vi) competitive factors, including but not limited to pricing pressures and new product introductions; (vii) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (viii) component and product quality and availability; (ix) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (x) insufficient, excess or obsolete inventory; (xi) war or acts of terrorism; (xii) the ability to attract and retain highly qualified employees; (xiii) fluctuating currency exchange rates; (xiv) the impact of any expense reduction initiatives; and (xv) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission. Statements in this release regarding market conditions are based on current expectations. These statements are forward-looking, and actual results may differ materially. EMC disclaims any obligation to update any forward-looking statements in this release after the date of this release.

Use of Non-GAAP Financial Measures

This release contains non-GAAP financial measures. These non-GAAP financial measures, which are used as measures of EMC’s performance or liquidity, should be considered in addition to, not as a substitute for, measures of EMC’s financial performance or liquidity prepared in accordance with GAAP. EMC’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar terms used by other companies, and accordingly, care should be exercised in understanding how EMC defines its non-GAAP financial measures in this release.

Where specified in the accompanying schedules for various periods entitled “Reconciliation of GAAP to Non-GAAP,” certain items noted on each such specific schedule (including, where noted, amounts relating to stock-based compensation expense, intangible amortization, special income tax benefits, restructuring charges, IPR&D charges and net gains on investments) are excluded from the non-GAAP financial measures.

EMC’s management uses the non-GAAP financial measures in the accompanying schedules to gain an understanding of EMC’s comparative operating performance (when comparing such results with previous periods or forecasts) and future prospects and excludes the above-listed items from its internal financial statements for purposes of its internal budgets and each reporting segment’s financial goals. These non-GAAP financial measures are used by EMC’s management in their financial and operating decision-making because management believes they reflect EMC’s ongoing business in a manner that allows meaningful period-to-period comparisons. EMC’s management believes that these non-GAAP financial measures provide useful information to investors and others (a) in understanding and evaluating EMC’s current operating performance and future prospects in the same manner as management does, if they so choose, and (b) in comparing in a consistent manner the Company’s current financial results with the Company’s past financial results.

This release also includes disclosures regarding free cash flow which is a non-GAAP financial measure. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment and capitalized software development costs. EMC uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than capital expenditures and capitalized software development costs. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to make strategic acquisitions and investments, repurchase shares, service debt and fund ongoing operations. As free cash flow is not a measure of liquidity calculated in accordance with GAAP, free cash flow should be considered in addition to, but not as a substitute for, the analysis provided in the statement of cash flows.

All of the foregoing non-GAAP financial measures have limitations. Specifically, the non-GAAP financial measures that exclude the items noted above do not include all items of income and expense that affect EMC’s operations. Further, these non-GAAP financial measures are not prepared in accordance with GAAP, may not be comparable to non-GAAP financial measures used by other companies and do not reflect any benefit that such items may confer on EMC. Management compensates for these limitations by also considering EMC’s financial results as determined in accordance with GAAP.

EMC CORPORATION

Consolidated Income Statements

(in thousands, except per share amounts)

Unaudited

	Three Months Ended		Twelve Months Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Revenues:
Product sales	$2,776,794	$2,744,311	$10,071,816	$9,411,976
Services	1,239,844	1,086,463	4,804,347	3,818,229

	4,016,638	3,830,774	14,876,163	13,230,205
Cost and expenses:
Cost of product sales	1,313,468	1,227,607	4,663,667	4,359,041
Cost of services	477,486	484,236	1,990,127	1,659,836
Research and development	434,521	402,970	1,721,330	1,526,928
Selling, general and administrative	1,211,120	1,128,875	4,601,588	3,912,688
In-process research and development	6,576	350	85,780	1,150
Restructuring charges	240,694	34,551	244,735	31,310

Operating income	332,773	552,185	1,568,936	1,739,252

Net gain on investments, including gain on sale of VMware stock	—	—	—	148,585
Investment income	54,462	79,083	247,049	249,264
Interest expense	(18,446)	(18,489)	(73,774)	(72,855)
Other (expense) income, net	(18,518)	5,627	(39,405)	(4,677)

Income before taxes and minority interest	350,271	618,406	1,702,806	2,059,569
Income tax provision	44,569	81,676	312,514	378,446

Income before minority interest	305,702	536,730	1,390,292	1,681,123
Minority interest in VMware, net of taxes	(17,718)	(10,996)	(44,725)	(15,455)

Net income	$287,984	$525,734	$1,345,567	$1,665,668

Net income per weighted average share, basic:	$0.14	$0.25	$0.66	$0.80

Net income per weighted average share, diluted:	$0.14	$0.24	$0.64	$0.77

Weighted average shares, basic	2,012,389	2,086,259	2,048,506	2,079,542

Weighted average shares, diluted	2,028,635	2,210,008	2,079,853	2,157,873

As a % of total revenue:
Gross margin	55.4%	55.3%	55.3%	54.5%
Selling, general and administrative	30.2%	29.5%	30.9%	29.6%
Research and development	10.8%	10.5%	11.6%	11.5%
Operating income	8.3%	14.4%	10.5%	13.1%
Net income	7.2%	13.7%	9.0%	12.6%

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2008

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	IPR&D Charge	Restructuring Charge	Operating Income	Other Income, net	Income Before Taxes and Minority Interest	Income Tax Provision	Income Before Minority Interest	Minority Interest	Net Income	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$4,016,638	$1,790,954	$434,521	$1,211,120	$6,576	$240,694	$332,773	$17,498	$350,271	$44,569	$305,702	$(17,718)	$287,984	$0.143	$0.142
Restructuring charge	—	—	—	—	—	(240,694)	240,694	6,877	247,571	48,037	199,534	—	199,534	$0.099	$0.098
IPR&D charge	—	—	—	—	(6,576)	—	6,576	—	6,576	2,229	4,347	(691)	3,656	$0.002	$0.002

EMC Consolidated Adjusted (1)	4,016,638	1,790,954	434,521	1,211,120	—	—	580,043	24,375	604,418	94,835	509,583	(18,409)	491,174	$0.244	$0.242
Stock-based compensation expense	—	(21,704)	(47,385)	(74,682)	—	—	143,771	—	143,771	26,895	116,876	(6,837)	110,039	$0.055	$0.054
Intangible amortization	—	(40,397)	(4,305)	(28,260)	—	—	72,962	—	72,962	26,930	46,032	(480)	45,552	$0.023	$0.022

EMC Consolidated Non-GAAP (2)	$4,016,638	$1,728,853	$382,831	$1,108,178	$—	$—	$796,776	$24,375	$821,151	$148,660	$672,491	$(25,726)	$646,765	$0.321	$0.319

EMC Information Infrastructure GAAP	$3,502,307	$1,719,162	$331,166	$982,832	$—	$240,694	$228,453	$20,592	$249,045	$49,872	$199,173	$—	$199,173	$0.099	$0.098
Restructuring charge	—	—	—	—	—	(240,694)	240,694	6,877	247,571	48,037	199,534	—	199,534	$0.099	$0.098

EMC Information Infrastructure Adjusted (3)	3,502,307	1,719,162	331,166	982,832	—	—	469,147	27,469	496,616	97,909	398,707	—	398,707	$0.198	$0.197
Stock-based compensation expense	—	(16,665)	(25,274)	(52,885)	—	—	94,824	—	94,824	20,958	73,866	—	73,866	$0.037	$0.036
Intangible amortization	—	(37,253)	(4,305)	(26,705)	—	—	68,263	—	68,263	25,248	43,015	—	43,015	$0.021	$0.021

EMC Information Infrastructure Non-GAAP (4)	$3,502,307	$1,665,244	$301,587	$903,242	$—	$—	$632,234	$27,469	$659,703	$144,115	$515,588	$—	$515,588	$0.256	$0.254

VMware standalone GAAP	$514,603	$71,950	$110,506	$230,033	$—	$—	$102,114	$(1,490)	$100,624	$(10,830)	$111,454	$—	$111,454	$0.055	$0.055
GAAP adjustments and eliminations	(272)	(158)	(7,151)	(1,745)	6,576	—	2,206	(1,604)	602	5,527	(4,925)	(17,718)	(22,643)	$(0.011)	$(0.011)

VMware within EMC GAAP	514,331	71,792	103,355	228,288	6,576	—	104,320	(3,094)	101,226	(5,303)	106,529	(17,718)	88,811	$0.044	$0.044
IPR&D charge	—	—	—	—	(6,576)	—	6,576	—	6,576	2,229	4,347	(691)	3,656	$0.002	$0.002

VMware within EMC Adjusted (5)	514,331	71,792	103,355	228,288	—	—	110,896	(3,094)	107,802	(3,074)	110,876	(18,409)	92,467	$0.046	$0.045
Stock-based compensation expense	—	(5,039)	(22,111)	(21,797)	—	—	48,947	—	48,947	5,937	43,010	(6,837)	36,173	$0.018	$0.018
Intangible amortization	—	(3,144)	—	(1,555)	—	—	4,699	—	4,699	1,682	3,017	(480)	2,537	$0.001	$0.001

VMware within EMC Non-GAAP (6)	$514,331	$63,609	$81,244	$204,936	$—	$—	$164,542	$(3,094)	$161,448	$4,545	$156,903	$(25,726)	$131,177	$0.065	$0.065

											Wtd. Average Share O/S			2,012,389	2,028,635

(1) Represents EMC Consolidated GAAP excluding restructuring charge and IPR&D charge.
(2) Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible amortization.
(3) Represents EMC Information Infrastructure GAAP excluding restructuring charge and IPR&D charge.
(4) Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible amortization.
(5) Represents VMware within EMC GAAP excluding IPR&D charge.
(6) Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible amortization.
Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2007

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and IPR&D	Operating Income	Other Income, net	Income Before Taxes and Minority Interest	Income Tax Provision	Income Before Minority Interest	Minority Interest	Net Income	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$3,830,774	$1,711,843	$402,970	$1,128,875	$34,901	$552,185	$66,221	$618,406	$81,676	$536,730	$(10,996)	$525,734	$0.252	$0.236
Restructuring charges and IPR&D	—	—	—	—	(34,901)	34,901	—	34,901	3,123	31,778	—	31,778	$0.015	$0.014

EMC Consolidated Adjusted (1)	3,830,774	1,711,843	402,970	1,128,875	—	587,086	66,221	653,307	84,799	568,508	(10,996)	557,512	$0.267	$0.251
Stock-based compensation expense	—	(15,157)	(30,837)	(50,220)	—	96,214	—	96,214	17,719	78,495	(4,089)	74,406	$0.036	$0.034
Intangible amortization	—	(31,400)	(4,871)	(20,797)	—	57,068	—	57,068	19,955	37,113	(581)	36,532	$0.018	$0.017

EMC Consolidated Non-GAAP (2)	$3,830,774	$1,665,286	$367,262	$1,057,858	$—	$740,368	$66,221	$806,589	$122,473	$684,116	$(15,665)	$668,451	$0.320	$0.301

EMC Information Infrastructure GAAP	$3,418,367	$1,644,155	$309,541	$950,552	$34,901	$479,218	$59,435	$538,653	$77,748	$460,905	$—	$460,905	$0.221	$0.209
Restructuring charges and IPR&D	—	—	—	—	(34,901)	34,901	—	34,901	3,123	31,778	—	31,778	$0.015	$0.014

EMC Information Infrastructure Adjusted (3)	3,418,367	1,644,155	309,541	950,552	—	514,119	59,435	573,554	80,871	492,683	—	492,683	$0.236	$0.223
Stock-based compensation expense	—	(10,557)	(15,708)	(35,362)	—	61,627	—	61,627	12,192	49,435	—	49,435	$0.024	$0.022
Intangible amortization	—	(26,011)	(4,871)	(19,628)	—	50,510	—	50,510	17,524	32,986	—	32,986	$0.016	$0.015

EMC Information Infrastructure Non-GAAP (4)	$3,418,367	$1,607,587	$288,962	$895,562	$—	$626,256	$59,435	$685,691	$110,587	$575,104	$—	$575,104	$0.276	$0.260

VMware standalone GAAP	$412,475	$67,182	$91,562	$177,257	$—	$76,474	$6,786	$83,260	$5,105	$78,155	$—	$78,155	$0.037	$0.035
GAAP adjustments and eliminations	(68)	506	1,867	1,066	—	(3,507)	—	(3,507)	(1,177)	(2,330)	(10,996)	(13,326)	$(0.006)	$(0.008)

VMware within EMC	412,407	67,688	93,429	178,323	—	72,967	6,786	79,753	3,928	75,825	(10,996)	64,829	$0.031	$0.028
Stock-based compensation expense	—	(4,600)	(15,129)	(14,858)	—	34,587	—	34,587	5,527	29,060	(4,089)	24,971	$0.012	$0.011
Intangible amortization	—	(5,389)	—	(1,169)	—	6,558	—	6,558	2,431	4,127	(581)	3,546	$0.002	$0.002

VMware within EMC Non-GAAP (5)	$412,407	$57,699	$78,300	$162,296	$—	$114,112	$6,786	$120,898	$11,886	$109,012	$(15,665)	$93,346	$0.045	$0.041

										Wtd. Average Share O/S			2,086,259	2,210,008

(1) Represents EMC Consolidated GAAP excluding restructuring charges and IPR&D.
(2) Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible amortization.
(3) Represents EMC Information Infrastructure GAAP excluding restructuring charges and IPR&D.
(4) Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible amortization.
(5) Represents VMware within EMC excluding stock-based compensation expense and intangible amortization.
Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2008

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	IPR&D Charge	Restructuring Charge	Operating Income	Other Income, net	Income Before Taxes and Minority Interest	Income Tax Provision	Income Before Minority Interest	Minority Interest	Net Income	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$14,876,163	$6,653,794	$1,721,330	$4,601,588	$85,780	$244,735	$1,568,936	$133,870	$1,702,806	$312,514	$1,390,292	$(44,725)	$1,345,567	$0.657	$0.643
Restructuring charge	—	—	—	—	—	(245,092)	245,092	6,877	251,969	51,027	200,942	—	200,942	$0.098	$0.097
IPR&D charge	—	—	—	—	(85,780)	—	85,780	—	85,780	2,229	83,551	(691)	82,860	$0.040	$0.040
Special income tax benefit	—	—	—	—	—	—	—	—	—	17,803	(17,803)	—	(17,803)	$(0.009)	$(0.009)

EMC Consolidated Adjusted (1)	14,876,163	6,653,794	1,721,330	4,601,588	—	(357)	1,899,808	140,747	2,040,555	383,573	1,656,982	(45,416)	1,611,566	$0.787	$0.771
Stock-based compensation expense	—	(80,126)	(162,377)	(258,936)	—	—	501,439	—	501,439	108,811	392,628	(21,412)	371,216	$0.181	$0.178
Intangible amortization	—	(158,600)	(12,986)	(108,222)	—	—	279,808	—	279,808	97,233	182,575	(1,704)	180,871	$0.088	$0.087

EMC Consolidated Non-GAAP (2)	$14,876,163	$6,415,068	$1,545,967	$4,234,430	$—	$(357)	$2,681,055	$140,747	$2,821,802	$589,617	$2,232,185	$(68,532)	$2,163,653	$1.056	$1.037

EMC Information Infrastructure GAAP	$12,999,227	$6,350,213	$1,300,715	$3,773,900	$79,204	$244,735	$1,250,460	$129,518	$1,379,978	$277,166	$1,102,812	$—	$1,102,812	$0.538	$0.530
Restructuring charge	—	—	—	—	—	(245,092)	245,092	6,877	251,969	51,027	200,942	—	200,942	$0.098	$0.097
IPR&D charge	—	—	—	—	(79,204)	—	79,204	—	79,204	—	79,204	—	79,204	$0.039	$0.038
Special income tax benefit	—	—	—	—	—	—	—	—	—	17,803	(17,803)	—	(17,803)	$(0.009)	$(0.009)

EMC Information Infrastructure Adjusted (3)	12,999,227	6,350,213	1,300,715	3,773,900	—	(357)	1,574,756	136,395	1,711,151	345,996	1,365,155	—	1,365,155	$0.666	$0.656
Stock-based compensation expense	—	(56,538)	(84,001)	(185,018)	—	—	325,557	—	325,557	73,932	251,625	—	251,625	$0.123	$0.121
Intangible amortization	—	(147,323)	(12,986)	(102,035)	—	—	262,344	—	262,344	90,945	171,399	—	171,399	$0.084	$0.082

EMC Information Infrastructure Non-GAAP (4)	$12,999,227	$6,146,352	$1,203,728	$3,486,847	$—	$(357)	$2,162,657	$136,395	$2,299,052	$510,873	$1,788,179	$—	$1,788,179	$0.873	$0.860

VMware standalone GAAP	$1,881,027	$304,105	$429,204	$835,193	$—	$—	$312,525	$6,760	$319,285	$29,152	$290,133	$—	$290,133	$0.142	$0.139
GAAP adjustments and eliminations	(4,091)	(524)	(8,589)	(7,505)	6,576	—	5,951	(2,408)	3,543	6,196	(2,653)	(44,725)	(47,378)	$(0.023)	$(0.023)

VMware within EMC GAAP	1,876,936	303,581	420,615	827,688	6,576	—	318,476	4,352	322,828	35,348	287,480	(44,725)	242,755	$0.119	$0.113
IPR&D charge	—	—	—	—	(6,576)	—	6,576	—	6,576	2,229	4,347	(691)	3,656	$0.002	$0.002

VMware within EMC Adjusted (5)	1,876,936	303,581	420,615	827,688	—	—	325,052	4,352	329,404	37,577	291,827	(45,416)	246,411	$0.120	$0.115
Stock-based compensation expense	—	(23,588)	(78,376)	(73,918)	—	—	175,882	—	175,882	34,879	141,003	(21,412)	119,591	$0.058	$0.057
Intangible amortization	—	(11,277)	—	(6,187)	—	—	17,464	—	17,464	6,288	11,176	(1,704)	9,472	$0.005	$0.005

VMware within EMC Non-GAAP (6)	$1,876,936	$268,716	$342,239	$747,583	$—	$—	$518,398	$4,352	$522,750	$78,744	$444,006	$(68,532)	$375,474	$0.183	$0.177

											Wtd. Average Share O/S			2,048,506	2,079,853

(1) Represents EMC Consolidated GAAP excluding restructuring charge, IPR&D charge and special income tax benefit.
(2) Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible amortization.
(3) Represents EMC Information Infrastructure GAAP excluding restructuring charge, IPR&D charge and special income tax benefit.
(4) Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible amortization.
(5) Represents VMware within EMC GAAP excluding IPR&D charge.
(6) Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible amortization.
Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2007

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and IPR&D	Operating Income	Other Income, net	Income Before Taxes and Minority Interest	Income Tax Provision	Income Before Minority Interest	Minority Interest	Net Income	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$13,230,205	$6,018,877	$1,526,928	$3,912,688	$32,460	$1,739,252	$320,317	$2,059,569	$378,446	$1,681,123	$(15,455)	$1,665,668	$0.801	$0.770
Restructuring charges and IPR&D	—	—	—	—	(34,901)	34,901	—	34,901	3,123	31,778	—	31,778	$0.015	$0.015
Net gains on investments, including gain on sale of VMware stock	—	—	—	—	—	—	(137,330)	(137,330)	(22,180)	(115,150)	—	(115,150)	$(0.055)	$(0.053)
Tax benefits	—	—	—	—	—	—	—	—	19,912	(19,912)	—	(19,912)	$(0.010)	$(0.009)

EMC Consolidated Adjusted (1)	13,230,205	6,018,877	1,526,928	3,912,688	(2,441)	1,774,153	182,987	1,957,140	379,301	1,577,839	(15,455)	1,562,384	$0.751	$0.722
Stock-based compensation expense	—	(57,223)	(108,041)	(202,136)	—	367,400	—	367,400	87,054	280,346	(5,793)	274,553	$0.132	$0.127
Intangible amortization	—	(119,948)	(11,357)	(73,492)	—	204,797	—	204,797	72,019	132,778	(868)	131,910	$0.063	$0.061

EMC Consolidated Non-GAAP (2)	$13,230,205	$5,841,706	$1,407,530	$3,637,060	$(2,441)	$2,346,350	$182,987	$2,529,337	$538,374	$1,990,963	$(22,115)	$1,968,848	$0.947	$0.910

EMC Information Infrastructure GAAP	$11,909,392	$5,800,529	$1,228,810	$3,322,169	$32,460	$1,525,424	$315,180	$1,840,604	$361,419	$1,479,185	$—	$1,479,185	$0.711	$0.685
Restructuring charges and IPR&D	—	—	—	—	(34,901)	34,901	—	34,901	3,123	31,778	—	31,778	$0.015	$0.015
Net gains on investments, including gain on sale of VMware stock	—	—	—	—	—	—	(137,330)	(137,330)	(22,180)	(115,150)	—	(115,150)	$(0.055)	$(0.053)
Tax benefits	—	—	—	—	—	—	—	—	19,912	(19,912)	—	(19,912)	$(0.010)	$(0.009)

EMC Information Infrastructure Adjusted (3)	11,909,392	5,800,529	1,228,810	3,322,169	(2,441)	1,560,325	177,850	1,738,175	362,274	1,375,901	—	1,375,901	$0.662	$0.638
Stock-based compensation expense	—	(48,693)	(65,235)	(159,531)	—	273,459	—	273,459	66,785	206,674	—	206,674	$0.099	$0.096
Intangible amortization	—	(98,776)	(11,357)	(68,923)	—	179,056	—	179,056	62,490	116,566	—	116,566	$0.056	$0.054

EMC Information Infrastructure Non-GAAP (4)	$11,909,392	$5,653,060	$1,152,218	$3,093,715	$(2,441)	$2,012,840	$177,850	$2,190,690	$491,548	$1,699,142	$—	$1,699,142	$0.817	$0.787

VMware standalone GAAP	$1,325,811	$218,674	$285,941	$585,855	$—	$235,341	$5,137	$240,478	$22,341	$218,137	$—	$218,137	$0.105	$0.101
GAAP adjustments and eliminations	(4,998)	(326)	12,177	4,664	—	(21,513)	—	(21,513)	(5,314)	(16,199)	(15,455)	(31,654)	$(0.015)	$(0.017)

VMware within EMC	1,320,813	218,348	298,118	590,519	—	213,828	5,137	218,965	17,027	201,938	(15,455)	186,483	$0.090	$0.084
Stock-based compensation expense	—	(8,530)	(42,806)	(42,605)	—	93,941	—	93,941	20,269	73,672	(5,793)	67,879	$0.033	$0.031
Intangible amortization	—	(21,172)	—	(4,569)	—	25,741	—	25,741	9,529	16,212	(868)	15,344	$0.007	$0.007

VMware within EMC Non-GAAP (5)	$1,320,813	$188,646	$255,312	$543,345	$—	$333,510	$5,137	$338,647	$46,825	$291,822	$(22,115)	$269,706	$0.130	$0.123

										Wtd. Average Share O/S			2,079,542	2,157,873

(1) Represents EMC Consolidated GAAP excluding restructuring charges and IPR&D and net gains on investments, including the gain on sale of VMware stock.
(2) Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible amortization.
(3) Represents EMC Information Infrastructure GAAP excluding restructuring charges and IPR&D and net gains on investments, including the gain on sale of VMware stock.
(4) Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible amortization.
(5) Represents VMware within EMC excluding stock-based compensation expense and intangible amortization.
Note: schedule may not add due to rounding

EMC CORPORATION

Consolidated Balance Sheets

(in thousands, except per share amounts)

Unaudited

	December 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$5,843,685	$4,482,211
Short-term investments	963,292	1,644,703
Accounts and notes receivable, less allowance for doubtful accounts of $48,080 and $34,389	2,252,640	2,307,512
Inventories	842,803	877,243
Deferred income taxes	477,101	475,544
Other current assets	285,508	265,889

Total current assets	10,665,029	10,053,102
Long-term investments	2,370,493	1,845,572
Property, plant and equipment, net	2,223,007	2,159,396
Intangible assets, net	795,616	940,077
Other assets, net	773,631	755,001
Goodwill, net	7,046,799	6,531,506

Total assets	$23,874,575	$22,284,654

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$757,405	$840,886
Accrued expenses	1,901,884	1,696,309
Securities lending payable	412,321	—
Income taxes payable	136,802	146,104
Deferred revenue	2,010,024	1,724,909

Total current liabilities	5,218,436	4,408,208
Income taxes payable	255,182	246,951
Deferred revenue	1,182,360	1,053,394
Deferred income taxes	218,210	288,175
Long-term convertible debt	3,450,000	3,450,000
Other liabilities	180,917	127,621

Total liabilities	10,505,105	9,574,349

Minority interest in VMware	327,507	188,988

Commitments and contingencies
Stockholders' equity:
Series preferred stock, par value $.01; authorized 25,000 shares, none outstanding	—	—
Common stock, par value $.01; authorized 6,000,000 shares; issued 2,012,938 and 2,102,187 shares	20,129	21,022
Additional paid-in capital	2,385,930	3,038,455
Retained earnings	10,815,856	9,470,289
Accumulated other comprehensive loss	(179,952)	(8,449)

Total stockholders' equity	13,041,963	12,521,317

Total liabilities and stockholders' equity	$23,874,575	$22,284,654

EMC CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

Unaudited

	Twelve Months Ended
	December 31, 2008	December 31, 2007
Cash flows from operating activities:
Cash received from customers	$15,378,081	$13,333,489
Cash paid to suppliers and employees	(11,747,031)	(10,182,600)
Dividends and interest received	240,031	254,062
Interest paid	(73,695)	(76,025)
Income taxes paid	(232,298)	(202,324)

Net cash provided by operating activities	3,565,088	3,126,602

Cash flows from investing activities:
Additions to property, plant and equipment	(695,899)	(699,038)
Capitalized software development costs	(294,973)	(232,047)
Purchases of short and long-term available for sale securities	(3,318,545)	(6,204,762)
Sales and maturities of short and long-term available for sale securities	3,189,547	6,177,552
Maturities of short and long-term available for sale securities	204,091	349,475
Proceeds from the sale of EMC's interest in subsidiary to Cisco	—	150,000
Acquisitions, net of cash acquired	(725,521)	(692,003)
Other	26,368	(12,074)

Net cash used in investing activities	(1,614,932)	(1,162,897)

Cash flows from financing activities:
Issuance of EMC's common stock from the exercise of stock options	241,060	782,449
Issuance of VMware's common stock from the exercise of stock options	190,107	2,760
Purchase of VMware's common stock	(13,259)	—
Proceeds from the sale of VMware's common stock	—	1,253,533
Proceeds from securities lending	412,321	—
Repurchase of EMC's common stock	(1,489,501)	(1,453,669)
Excess tax benefits from stock-based compensation	97,705	91,782
Payment of short and long-term obligations	(6,151)	(17,178)
Proceeds from short and long-term obligations	33,707	19,815

Net cash (used in) provided by financing activities	(534,011)	679,492

Effect of exchange rate changes on cash	(54,671)	10,908

Net increase in cash and cash equivalents	1,361,474	2,654,105
Cash and cash equivalents at beginning of period	4,482,211	1,828,106

Cash and cash equivalents at end of period	$5,843,685	$4,482,211

Reconciliation of net income to net cash provided by operating activities:
Net income	$1,345,567	$1,665,668
Adjustments to reconcile net income to net cash provided by operating activities:
Minority interest in VMware	44,725	15,455
Net gain on investments, including gain on sale of VMware's stock	—	(148,585)
Depreciation and amortization	1,057,511	917,274
Non-cash restructuring and in-process research and development	139,193	3,778
Stock-based compensation expense	501,439	367,404
Increase in provision for doubtful accounts	34,667	8,885
Deferred income taxes, net	36,747	(68,397)
Excess tax benefits from stock-based compensation	(97,705)	(91,782)
Other	(13,471)	3,850
Changes in assets and liabilities, net of acquisitions:
Accounts and notes receivable	73,184	(576,422)
Inventories	165,813	13,574
Other assets	(16,178)	(86,022)
Accounts payable	(148,821)	155,296
Accrued expenses	8,688	35,934
Income taxes payable	44,821	243,216
Deferred revenue	394,067	670,820
Other liabilities	(5,159)	(3,344)

Net cash provided by operating activities	$3,565,088	$3,126,602

EMC Corporation

Reconciliation of Cash Flow from Operations to Free Cash Flow

(in thousands)

Unaudited

	Three Months Ended		Twelve Months Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
EMC Consolidated
Cash flow from Operations	$1,066,746	$978,709	$3,565,088	$3,126,602
Capital Expenditures	(205,833)	(197,576)	(695,899)	(699,038)
Capitalized Software	(85,532)	(68,697)	(294,973)	(232,047)

Free Cash Flow	$775,381	$712,436	$2,574,216	$2,195,517

VMware within EMC
Cash flow from Operations	$264,331	$163,574	$735,632	$620,469
Capital Expenditures	(58,011)	(45,101)	(176,396)	(204,141)
Capitalized Software	(37,005)	(14,877)	(90,900)	(48,022)

Free Cash Flow	$169,315	$103,596	$468,336	$368,306

EMC Information Infrastructure
Cash flow from Operations	$802,415	$815,135	$2,829,456	$2,506,133
Capital Expenditures	(147,822)	(152,475)	(519,503)	(494,897)
Capitalized Software	(48,527)	(53,820)	(204,073)	(184,025)

Free Cash Flow	$606,066	$608,840	$2,105,880	$1,827,211

EMC Corporation

Supplemental Revenue Analysis

(in thousands)

Unaudited

Revenue Components

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	YTD 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	YTD 2008
Consolidated Revenues
Systems	$1,305,766	$1,354,438	$1,411,367	$1,688,565	$5,760,136	$1,440,123	$1,528,012	$1,584,264	$1,750,106	$6,302,505
Software License	806,660	867,917	921,517	1,055,746	3,651,840	900,307	933,639	908,677	1,026,688	3,769,311

Total Product Revenue	$2,112,426	$2,222,355	$2,332,884	$2,744,311	$9,411,976	$2,340,430	$2,461,651	$2,492,941	$2,776,794	$10,071,816
Software Maintenance	382,080	400,233	426,198	472,264	1,680,775	506,218	524,725	554,417	588,348	2,173,708
Other Services	480,499	502,084	540,672	614,199	2,137,454	623,411	687,498	668,234	651,496	2,630,639

Total Consolidated Revenues	$2,975,005	$3,124,672	$3,299,754	$3,830,774	$13,230,205	$3,470,059	$3,673,874	$3,715,592	$4,016,638	$14,876,163

Percentage impact to EMC revenue growth rate due to changes in exchange rates from the prior year	2.1%	2.1%	1.8%	3.2%	2.3%	2.3%	2.7%	1.2%	(2.3)%	0.8%

EMC Corporation

Supplemental Revenue Analysis

(in thousands)

Unaudited

Supplemental Revenue Data

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	2008
Storage:
Storage Systems Revenue	$1,302,740	$1,347,357	$1,405,139	$1,682,395	$5,737,631	$1,433,190	$1,523,695	$1,578,757	$1,746,001	$6,281,643
Storage Software License	486,558	512,521	515,056	561,622	2,075,757	470,449	494,331	477,741	539,365	1,981,886

Total Storage Product	$1,789,298	$1,859,878	$1,920,195	$2,244,017	$7,813,388	$1,903,639	$2,018,026	$2,056,498	$2,285,366	$8,263,529
Storage Software Maintenance	234,796	242,940	252,642	271,848	1,002,226	291,556	283,292	298,959	314,795	1,188,602
Storage Other Services	402,834	425,200	450,450	516,782	1,795,266	516,634	571,929	552,866	538,744	2,180,173

Total Storage Revenue	$2,426,928	$2,528,018	$2,623,287	$3,032,647	$10,610,880	$2,711,829	$2,873,247	$2,908,323	$3,138,905	$11,632,304

Content Management and Archiving:
Content Management and Archiving Systems Revenue	$68	$1,708	$1,485	$2,157	$5,418	$2,521	$138	$185	$241	$3,085
Content Management and Archiving Software License	68,472	69,046	79,247	115,305	332,070	58,607	73,277	62,391	80,813	275,088

Total Content Management and Archiving Product	$68,540	$70,754	$80,732	$117,462	$337,488	$61,128	$73,415	$62,576	$81,054	$278,173
Content Management and Archiving Software Maintenance	60,339	60,416	61,595	70,590	252,940	73,758	75,660	77,014	79,121	305,553
Content Management and Archiving Other Services	43,319	42,432	46,985	50,074	182,810	50,317	54,931	48,479	48,195	201,922

Total Content Management and Archiving Revenue	$172,198	$173,602	$189,312	$238,126	$773,238	$185,203	$204,006	$188,069	$208,370	$785,648

Security:
Security Systems Revenue	$2,958	$5,373	$4,743	$4,013	$17,087	$4,412	$4,179	$5,322	$3,864	$17,777
Security Software License	81,934	81,300	82,979	94,604	340,817	77,271	84,888	83,457	91,670	337,286

Total Security Product	$84,892	$86,673	$87,722	$98,617	$357,904	$81,683	$89,067	$88,779	$95,534	$355,063
Security Software Maintenance	21,627	23,392	25,126	27,752	97,897	28,785	30,108	31,302	34,106	124,301
Security Other Services	13,342	14,890	20,016	21,226	69,474	24,389	24,871	27,259	25,392	101,911

Total Security Revenue	$119,861	$124,955	$132,864	$147,595	$525,275	$134,857	$144,046	$147,340	$155,032	$581,275

EMC Information Infrastructure:
EMC Information Infrastructure Systems Revenue	$1,305,766	$1,354,438	$1,411,367	$1,688,565	$5,760,136	$1,440,123	$1,528,012	$1,584,264	$1,750,106	$6,302,505
EMC Information Infrastructure Software License	636,964	662,867	677,282	771,531	2,748,644	606,327	652,496	623,589	711,848	2,594,260

Total EMC Information Infrastructure Product	$1,942,730	$2,017,305	$2,088,649	$2,460,096	$8,508,780	$2,046,450	$2,180,508	$2,207,853	$2,461,954	$8,896,765
EMC Information Infrastructure Software Maintenance	316,762	326,748	339,363	370,190	1,353,063	394,099	389,060	407,275	428,022	1,618,456
EMC Information Infrastructure Other Services	459,495	482,522	517,451	588,082	2,047,550	591,340	651,731	628,604	612,331	2,484,006

Total EMC Information Infrastructure Revenue	$2,718,987	$2,826,575	$2,945,463	$3,418,368	$11,909,393	$3,031,889	$3,221,299	$3,243,732	$3,502,307	$12,999,227

VMware Software:
VMware Software License	$169,696	$205,050	$244,235	$284,215	$903,196	$293,980	$281,143	$285,088	$314,840	1,175,051
VMware Software Maintenance	65,318	73,485	86,835	102,074	327,712	112,119	135,665	147,142	160,326	555,252

Total VMware Software License & Maintenance	235,014	278,535	331,070	386,289	1,230,908	406,099	416,808	432,230	475,166	1,730,303
VMware Other Services	21,004	19,562	23,221	26,117	89,904	32,071	35,767	39,630	39,165	146,633

Total VMware Revenue	$256,018	$298,097	$354,291	$412,406	$1,320,812	$438,170	$452,575	$471,860	$514,331	$1,876,936

EMC CORPORATION

Income Statement Adjusted to Give Effect to FASB Staff Position No. APB 14-1

(in thousands, except per share amounts)

Unaudited

2008	Revenue	Operating Income	Investment Income	Interest Expense	Other (expense) income, net	Income Before Taxes and Minority Interest	Income Tax Provision	Income Before Minority Interest	Minority Interest	Net Income	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$14,876,163	$1,568,936	$247,049	$(73,774)	$(39,405)	$1,702,806	$312,514	$1,390,292	$(44,725)	$1,345,567	$0.66	$0.64
Convertible Debt Interest Adjustment	—	—	—	(102,581)	—	(102,581)	(32,119)	(70,462)	—	(70,462)	$(0.03)	$(0.03)

Adjusted for Convertible Debt Interest	$14,876,163	$1,568,936	$247,049	$(176,355)	$(39,405)	$1,600,225	$280,395	$1,319,830	$(44,725)	$1,275,105	$0.62	$0.61

								Wtd. Average Share O/S			2,048,506	2,079,853

2007	Revenue	Operating Income	Investment Income Including Gain on Sale of VMware Stock	Interest Expense	Other (expense) income, net	Income Before Taxes and Minority Interest	Income Tax Provision	Income Before Minority Interest	Minority Interest	Net Income	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$13,230,205	$1,739,252	$397,849	$(72,855)	$(4,677)	$2,059,569	$378,446	$1,681,123	$(15,455)	$1,665,668	$0.80	$0.77
Convertible Debt Interest Adjustment	—	—	—	(96,939)	—	(96,939)	(30,236)	(66,703)	—	(66,703)	$(0.03)	$(0.03)

Adjusted for Convertible Debt Interest	$13,230,205	$1,739,252	$397,849	$(169,794)	$(4,677)	$1,962,630	$348,210	$1,614,420	$(15,455)	$1,598,965	$0.77	$0.74

								Wtd. Average Share O/S			2,079,542	2,157,873

Note:	This statement gives effect to FASB Staff Position No. APB 14-1, “Accounting for Converitble Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)”. The statement is effective for fiscal years beginning after December 15, 2008 and shall be applied retrospectively to all periods presented. EMC will adopt the statement in its 2009 fiscal year and restate all prior periods when presented. This schedule may not add due to rounding.